UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

Myovant Sciences Ltd.
(Exact name of registrant as specified in its charter)

001-37929
(Commission File No.)

Bermuda	98-1343578
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 1, 3rd Floor
11-12 St. James’s Square
London
SW1Y 4LB
United Kingdom	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 207 400 3351

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, par value $0.000017727 per share	MYOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 26, 2021, the United States (U.S.) Food and Drug Administration approved MYFEMBREE® (relugolix 40 mg, estradiol 1 mg, and norethindrone acetate 0.5 mg), indicated for the management of heavy menstrual bleeding associated with uterine fibroids in pre-menopausal women. Myovant expects MYFEMBREE to be available in June 2021. The wholesale acquisition cost for MYFEMBREE in the United States will be $974.54 for a bottle containing twenty-eight (28) tablets.

Forward-Looking Statements

The statements above regarding Myovant’s expectation that MYFEMBREE will become available in June 2021 and that the wholesale acquisition cost for MYFEMBREE in the United States will be $974.54 for a bottle containing twenty-eight (28) tablets are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties, assumptions and other factors known and unknown that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements, including, but not limited to: unforeseen circumstances or other disruptions to normal business operations arising from or related to the COVID-19 pandemic; Myovant’s ability to sustain a commercial field organization and distribution network; and Myovant’s reliance on third parties for the manufacture of MYFEMBREE; Myovant cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur and actual results could differ materially from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof, and, except as required by law, Myovant undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myovant Sciences Ltd.

Date:	May 26, 2021	By:	/s/ Matthew Lang
		Name:	Matthew Lang
		Title:	General Counsel and Corporate Secretary